As filed with the Securities and Exchange Commission on July 1, 2020

Registration No. 002-35439

Investment Company Act File No. 811-01800

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	[ ]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 142	[X]

Registration Statement Under The Investment Company Act Of 1940

Amendment No. 142	[X]

U.S. GLOBAL INVESTORS FUNDS

(Solely with respect to its Global Luxury Goods Fund series)

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Jessica Chase, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b);
[X]	on July 1, 2020, pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on , pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2);
[ ]	on , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Investor Class Shares Prospectus July 1, 2020

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-800-873-8637 or usfunds@apexfs. com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-873-8637 or usfunds@apexfs.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with U.S. Global Investors Funds.

U.S. Global Investors Funds

Equity Funds
Global Luxury Goods Fund (USLUX)
(Formerly the Holmes Macro Trends Fund)

Table of Contents

Summary Section
Global Luxury Goods Fund	1
Investment Objectives, Principal Investment Strategies and Related Risks
Global Luxury Goods Fund	6
Common Investment Practices and Related Risks	10
Portfolio Holdings	11
Fund Management	11
Shareholder Information	12
Pricing of Fund Shares	12
Opening an Account	12
Funding an Account	13
Minimum Investments	13
How to Purchase, Redeem and Exchange Shares	13
Important Shareholder Information	15
Distributions and Taxes	17
Financial Highlights	20

Summary Section

Global Luxury Goods Fund

INVESTMENT OBJECTIVE

The Global Luxury Goods Fund’s primary objective is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.85%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.59%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.70%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$173	$567	$987	$2,157

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 292% for the fiscal year ended December 31, 2019.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

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The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

PRINCIPAL RISKS

●	Recent Market Events. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent, global outbreak of respiratory disease caused by a novel coronavirus has resulted in closing borders, healthcare service preparation and delivery disruptions, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics generally could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen and may be short term or may last for an extended period of time.

●	Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

●	Market Risk. The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

●	Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund’s ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

●	Risk of Investing in the Luxury Goods Industry. Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

●	Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities.

●	Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

●	Consumer Discretionary Risk. Companies in the consumer discretionary sector are subject to risks associated with fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others.

●	Small-and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

●	Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

●	Options Risk. Investing in options, long-term equity anticipation securities (i.e., LEAPS, an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

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●	Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

●	Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

●	Foreign Securities Risk/Emerging Markets Risk. The fund’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

●	Convertible Securities Risk. Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the fund or a decline in the market value of the securities.

●	Fixed-Income Securities Risk. The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

●	Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer’s credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

●	Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

●	Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates may be heightened. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

●	Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ maturity, reduce the Fund’s return and cause the Fund to reinvest in lower yielding securities.

●	Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the fund’s policy of not investing more than 15% of its net assets in illiquid securities.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of broad-based securities market indexes. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www. usfunds.com or by calling 1-800-873-8637.

The fund changed its investment strategy on July 1, 2020. Prior to that date, the fund invested in a diversified portfolio of equity and equity-related securities of companies in the S&P Composite 1500 Index, with a focus on companies achieving high return on invested capital metrics and an emphasis on mid-capitalization companies. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to July 1, 2020 reflects the investment strategy in effect prior to that date.

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Annual Total Returns (as of December 31 each year)

Global Luxury Goods Fund

Best quarter shown in the bar chart above: 13.63% the third quarter of 2013.

Worst quarter shown in the bar chart above: (18.83)% in the third quarter of 2011.

Average Annual Total Returns

(for the periods ended December 31, 2019)

	1 Year	5 Years	10 Years
Global Luxury Goods Fund Return Before Taxes	13.70%	6.01%	7.85%
Return After Taxes on Distributions	12.96%	2.93%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	3.62%	5.72%
S&P Global Luxury Index (reflects no deduction for fees, expenses or taxes) (1)	29.33%	8.45%	13.06%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	30.90%	11.46%	13.52%

(1)	Effective July 1, 2020, the S&P Global Luxury Index replaced the S&P Composite 1500 Index as the fund’s primary benchmark. The Adviser believes that the S&P Global Luxury Index is the best comparative benchmark for the fund because it is comprised of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of fund shares.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, Ms. Joanna Sawicka, and Mr. Juan Leon are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka and Mr. Leon have served as portfolio managers of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – Global Luxury Goods Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1)  any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed as ordinary income upon withdrawal.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks

Global Luxury Goods Fund

INVESTMENT OBJECTIVE

The Global Luxury Goods Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)). The fund may also participate in private placements.

The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P Global Luxury Index. As a result of the Adviser’s earnings growth investment strategy, concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also purchase call and put options, and the fund’s current intention is to purchase only exchange-traded options. The fund may purchase put options to hedge the fund’s portfolio against a possible loss, and the fund may purchase call options as a substitute to purchasing the underlying security. In an effort to enhance the fund’s risk-adjusted performance, the fund may enter into covered option writing transactions. The fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets.

The fund’s portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor or Baa3 or higher by Moody’s Investors Service, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed-income securities in which the fund may invest and the weighted average life of the fund’s fixed-income securities may vary substantially from time to time depending on economic and market conditions. The fund may invest in debt securities of any maturity.

INVESTMENT PROCESSES

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions. Under these circumstances, the fund may invest up to 100% of its assets in U.S. government securities, short-term indebtedness, repurchase agreements, money market instruments, or other

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investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency. When the fund is in a defensive investment position, it may not achieve its investment objective.

CONSUMER DISCRETIONARY RISK

The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to fluctuations in the performance of domestic and international economies, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by factors relating to levels of disposable household income, reduced consumer spending, changing demographics and consumer tastes, among others. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

CONVERTIBLE SECURITIES RISK

Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations or S&P or a similar determination of creditworthiness by the Adviser. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

DEPOSITARY RECEIPTS RISK

Investments in ADRs and GDRs may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs and GDRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. In addition, issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

EXCHANGE-TRADED FUNDS RISK

The risks of investments in ETF securities typically reflect the risks of the types of instruments in which a ETF invests. When a fund invests in ETFs, shareholders of the fund bear their proportionate share of the ETF’s fees and expenses, as well as their share of the fund’s fees and expenses. As a result, an investment by a fund in an ETF could cause the fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the ETF. In addition, when investing in ETF securities, a fund may pay brokerage commissions and may buy such securities at a price that is above, at or below the ETF’s NAV. Further, trading in an ETF may be halted, which may make it difficult for a fund to dispose of a holding at the desired time.

FIXED-INCOME SECURITIES RISK

The value of fixed-income (debt) securities depends generally on an issuer’s credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks:

Credit Risk. The financial condition or perceived financial condition of an issuer of a fixed-income security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, investment risk and price volatility increase as a fixed-income security’s credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The longer the duration of the Fund’s debt securities, the more sensitive the Fund will be to interest rate changes.

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

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FOREIGN SECURITIES RISK/EMERGING MARKETS RISK

The fund may invest in foreign securities and may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

Currency Risk. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar- denominated securities of foreign companies may also be affected by currency risk.

Political, Social and Economic Risk. Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

Market Risk. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions.

GROWTH STOCK RISK

Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and broader economic activities. If a fund’s growth stock does not produce the predicted earnings growth, its share price may drop, and the fund’s net asset value may decline.

ILLIQUIDITY RISK

Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent a fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

LARGE CAPITALIZATION COMPANY RISK

Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-sized capitalization companies.

MAIN RISK

The fund is designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The fund is not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved. As with all mutual funds, loss of money is a risk of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally, including general economic conditions, sudden and unpredictable drops in value, and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.

OPTIONS RISK

Investing in options, LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. As the writer of an option, the fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the fund of exercise at any time prior to the expiration of the option.

PORTFOLIO MANAGEMENT RISK

The skill of the Adviser will play a significant role in the fund’s ability to achieve it’s investment objective. There is a risk that the investment strategy does not achieve the fund’s objective or that the Adviser does not implement the strategy properly.

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PORTFOLIO TURNOVER RISK

The fund’s portfolio turnover rate varies from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PRIVATE PLACEMENT RISK

Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the fund’s exposure to private placement investments, which could cause the fund to invest to a greater extent than permitted in illiquid investments and subject the fund to increased risks. Private placement investments may subject the fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the fund’s performance.

RECENT MARKET EVENTS RISK

Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been spread globally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery disruptions, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

RISK OF INVESTING IN THE LUXURY GOODS INDUSTRY

Companies in the luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. Companies may be subject to changes in consumer preferences, and technologies employed by luxury goods companies may become obsolete. Companies in this industry are dependent on consumer spending and, as such, are likely to be sensitive to any downturns in the broader economy. Demand for products may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.

SECTOR RISK

From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

SMALL- AND MID-SIZED COMPANIES RISK

The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

WARRANTS RISK

The fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors than in-the-money warrants. As an example, the value of an out-of-the- money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive

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rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

Common Investment Practices and Related Risks

While not principal strategies or risks for the fund, the fund may invest to a limited extent in other types of investments as discussed below.

ILLIQUID SECURITIES

The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency.

Repurchase agreements carry several risks, including the risk that the counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The fund may purchase securities on a when- issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

BORROWING

The fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio.

SECURITIES RATINGS

The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund’s investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of the fund.

SMALL- AND MID-SIZED COMPANIES RISK

The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may otherwise be advisable.

DERIVATIVE SECURITIES

The fund may, but is not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed- income indexes, and other financial instruments. In an effort to enhance a fund’s risk-adjusted performance, a fund may enter into covered option writing transactions. A fund will primarily implement this risk reduction strategy by selling covered call options, but may also sell covered puts as part of this strategy. A fund will not sell a covered option if, immediately thereafter, the aggregate value of the fund’s securities subject to outstanding covered options would exceed 50% of the value of the fund’s total assets. A fund will not purchase an option if, immediately thereafter, the aggregate market value of all options purchased by the fund would exceed 10% of the fund’s total assets.

In addition, the fund may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. The fund may, but is not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of a fund to use derivative securities successfully will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. The fund will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the SAI.

In addition, a fund may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant, the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock, it is “out of the money.” Out-of-the-money warrants tend to have different price behaviors

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than in-the-money-warrants. As an example, the value of an out-of-the- money warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from its time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, a fund would incur a loss in the amount of the cost of the warrant.

CURRENCY RISK AND HEDGING

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When a fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

The fund may, but is not required to, invest in derivative securities in an attempt to hedge a particular fund’s foreign securities investments back to the U.S. dollars when, in the Adviser’s judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

INVESTMENTS IN EXCHANGE-TRADED FUNDS (ETFS) OR OTHER INVESTMENT COMPANIES

The fund may invest in ETFs or other investment companies. If a fund invests in an ETF or other investment company, the fund will pay its proportionate share of expenses of the ETF or other investment company (including management and administrative fees) as well as the fund’s own management and administrative expenses. The fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. ETFs in which the fund invests may borrow money for investment purposes, a practice commonly referred to as “leveraging.” An ETF may also seek to employ leverage through the use of derivatives, such as futures, options or swaps. The use of leverage by the ETFs may increase exposure to fluctuations in the prices of the leveraged ETF’s assets thereby making any change in the leveraged ETF’s net asset value greater than without the use of leverage. Leverage could result in increased volatility of returns. A leveraged ETF will also be expected to comply with asset coverage requirements which could force the leveraged ETF to sell certain portfolio holdings or reduce its derivatives positions at a time which may be disadvantageous to the leveraged ETF.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI and on the fund’s website (www.usfunds.com).

Fund Management

INVESTMENT ADVISER

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds (Trust). The Adviser was organized in 1968. The fund will pay the following percentages of its average net assets to the Adviser for advisory services:

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Global Luxury Index	+/- 5%	0.75%-1.25%

The fund is subject to a performance fee. A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base

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advisory fee will be increased by 0.25%. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to the fund. See the fund’s fee table for the aggregate fee paid to the adviser as a percentage of net assets for the most recent fiscal year. The fund is subject to breakpoints in the advisory fee. Please see the fund’s SAI for more information on the breakpoints. The performance will be calculated based on the Investor Class shares of the fund.

The following example illustrates the application of the performance adjustment to the Global Luxury Goods Fund:

For the rolling 12-month period	Fund’s investment performance	Index’s cumulative change	Fund’s performance relative to the index
January 1	$50.00	$100.00
December 31	$57.60	$110.20
Absolute change	+$7.60	+$10.20
Actual change	+15.20%	+10.20%	+5.00%

Based on these assumptions, the Adviser’s management fee for Global Luxury Goods Fund for the month ended December 31 would be calculated as follows:

●	The portion of the annual basic fee rate of 1.00% applicable to that month is multiplied by the fund’s average daily net assets for the month. This results in the dollar amount of the base fee.

●	The 0.25% rate (adjusted for the number of days in the month) is multiplied by the fund’s average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

●	The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

The Adviser or its affiliates may pay compensation, out of profits derived from the Adviser’s management fee and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the fund available to its customers and may allow the fund greater access to the financial institution’s customers.

A discussion regarding the basis for the board of trustees’ approval of the investment advisory contract of the fund is available in the fund’s annual report to shareholders covering the period of January 1 to December 31, 2019.

FUND EXPENSES

The Adviser has voluntarily limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20% for the Global Luxury Goods Fund. These expense limitations will continue on a voluntary basis at the Adviser’s discretion.

PORTFOLIO MANAGERS

Mr. Frank E. Holmes, Mr. Ralph Aldis, Ms. Joanna Sawicka, and Mr. Juan Leon are jointly and primarily responsible for managing the Global Luxury Goods Fund. Mr. Holmes has served as Chief Executive Officer of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1999. Mr. Aldis has served as a portfolio manager of the Adviser from 1989-1999 and from 2001 to the present. Ms. Sawicka and Mr. Leon have served as portfolio managers of the Adviser since 2020.

Adviser personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the funds they manage.

Shareholder Information

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order (which generally means that the fund has received your instructions and any necessary documents or amounts in the form required by the fund’s policies and procedures). A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the fund is open for business.

Opening an Account

You may open an account by calling an Investor Representative at 1-800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. Mail a

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signed, completed application with your initial investment to U.S. Global Investors to open your initial account. You will not need to fill out another application to invest in another U.S. Global Investors Fund unless the account registration is different or we need further information to verify your identity. You may also open an account online by visiting our website at www.usfunds. com.

In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-873-8637 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

Shares of the fund have not been registered for sale outside of the United States. The U.S. Global Investors Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Funding an Account

All checks must be in U.S. dollars drawn on a domestic bank. The fund will not accept payment in cash, coins, or money orders. The fund also does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, cashier’s checks, starter checks, or bank drafts for the purchase of shares. Exceptions to this policy may be made in limited circumstances. Please make checks payable to: U.S. Global Investors.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the fund, for any payment that is returned. It is the policy of the fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The fund reserves the right to reject any application.

If you are making your first investment in the fund, before you wire fund, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. An Investor Representative will contact you within 24 hours with your account number and to provide the proper wiring instruction. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Minimum Investments

INITIAL PURCHASE

●	$5,000

ADDITIONAL PURCHASES

●	$100 minimum per transaction

AUTOMATIC INVESTING—ABC INVESTMENT PLAN®

●	$1,000 initial investment, which must be made by check or wire.

Investment minimums, including for initial purchases, additional purchases, and automatic investments, may be waived at the discretion of the Adviser with the approval of a fund officer.

How to Purchase, Redeem and Exchange Shares

Payment for shares redeemed, including during stressed market conditions, will be mailed to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by the transfer agent, Apex Fund Services. The fund may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the fund’s portfolio, and/or redemptions in kind, as permitted by applicable rules and regulations. If any portion of the shares to be redeemed represents an investment made by check, the fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 15 calendar days from the purchase date.

For federal income tax purposes, redemptions are a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the redemption proceeds received. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld generally will be subject to 10% withholding.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

●	For all redemptions in excess of $50,000 from any shareholder account;

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●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	If a change of address was received by the transfer agent within the last 15 calendar days; and

●	If ownership is being changed on your account.

In addition to the situations described above, the fund and/ or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The fund may waive any of the above requirements in certain instances. Signature guarantees generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 1-800-873-8637.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected to not have these privileges and wish to add them to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 1-800-873-8637 for additional information or instructions. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

BY INTERNET ACCESS—WWW.USFUNDS.COM

You may access your account online by visiting our website at www.usfunds.com. After establishing access, you will be able to review account activity and balances, perform transactions, sign up for electronic delivery of statements, confirmations, financial reports, tax forms and/or prospectuses, and change certain account options. A signature guarantee may be required if you wish to make a redemption from your fund account into your bank account and you have changed your banking information or account address in the past 15 calendar days.

BY TELEPHONE—1-800-873-8637

Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 8:00 a.m. to 6:00 p.m. Eastern Time.

Telephone transaction privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase, redeem or exchange your shares is genuine, we are not responsible for any losses that may occur. If an account has more than one owner or authorized person, the fund will accept telephone instructions from any one owner or authorized person. We recommend you verify the accuracy of your confirmation statements immediately after you receive them. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

BY MAIL

To add to your account, send your check made payable to U.S. Global Investors and the appropriate investment slip that accompanies your fund’s transaction confirmation to U.S. Global Investors.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

●	Regular Mail

U.S. Global Investors Funds

P.O. Box 588

Portland, ME 04112

●	Overnight Mail

U.S. Global Investors Funds

c/o Apex Fund Services

Three Canal Plaza, Ground Floor

Portland, ME 04101

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Apex Fund Services post office box, of purchase orders and/or redemption requests does not constitute receipt by the transfer agent of the fund.

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BY AUTOMATED CLEARING HOUSE (ACH) OR BY BANK WIRE

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 1-800-873-8637 to speak with an Investor Representative.

The fund will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any U.S. Global Investors Funds that you own.

RETIREMENT ACCOUNT DISTRIBUTIONS

For any distribution from a retirement account (traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA), please mail a completed and signed IRA/Qualified Plan Distribution Request Form to the address above.

You may also request a distribution by calling an Investor Representative at 1-800-873-8637.

REDEMPTIONS IN KIND

Redemption proceeds are normally paid in cash. If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), and if deemed appropriate and advisable by the Adviser, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund pursuant to procedures adopted by the Board. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

EMAIL

The fund does not accept purchase, redemption or exchange instructions via email.

Important Shareholder Information

If your fund shares are purchased, exchanged or redeemed through a broker-dealer or other financial intermediary, the policies and procedures on these purchases, exchanges or redemptions may vary and additional fees or different account minimums may apply. For more information on these fees, check with your broker-dealer or financial intermediary.

FUND’S RIGHTS

The fund reserves the right to:

●	Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

●	Limit or discontinue the offering of shares of a fund without notice to the shareholders;

●	Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

●	Require a signature guarantee, from either a Medallion program member or a non-Medallion program member, for transactions or changes in account information;

●	Redeem an account with less than the required fund account minimum;

●	Restrict or liquidate an account when necessary or appropriate to comply with federal law;

●	Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 1-800-873-8637 for more information regarding this fee;

●	Accept purchase orders for fund shares; and

●	To restrict, or charge fees for, check writing privileges.

EFFECTIVE TIME AND DATE

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the fund is open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Shares of any underlying funds will be valued at their respective NAV. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, if this is determined to approximate market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

The fund invests in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

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Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the fund’s behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial intermediary’s agreement with the fund permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the fund after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

USE OF FAIR VALUE PRICING

When market quotations are readily available for portfolio securities which trade on an exchange or market within the Western Hemisphere, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market on which the securities principally trade. Equity securities primarily traded on an exchange or market outside the Western Hemisphere are generally valued at the price that is an estimate of fair value, as provided by an independent third party.

When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the fund’s board has determined to fair value certain securities when necessary to, among other things, avoid stale prices and makes the fund less attractive to short-term trading. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the fund.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

ACCOUNT BALANCE

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from this fee include: (1)  any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the fund.

The fund reserves the right to waive, modify or eliminate the small account fees at any time.

CONFIRMATIONS AND STATEMENTS

You will receive confirmation after any transaction. The confirmation includes the per share price and the dollar amount and number of shares purchased, redeemed or exchanged.

Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

PURCHASE ORDERS

Investors may purchase additional shares of the fund in the amount of $100 or more by calling 1-800-873-8637. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the net asset value calculated on that day. If your payment is rejected by your bank, the transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the fund.

EXCESSIVE SHORT-TERM TRADING

The fund is not intended as a short-term investment vehicle but is designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/ or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

●	It may lower overall fund performance;

●	It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

●	Frequent redemptions by market timers may increase taxable capital gains; and

●	It may disrupt a portfolio manager’s ability to effectively manage fund assets.

The fund’s board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders

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in the fund. The fund will not knowingly accommodate frequent purchases or redemptions of fund shares.

Focus is placed on identifying purchase and redemption transactions in an account over a certain dollar amount within a predetermined period of time, as provided for in the fund’s policies and procedures.

OMNIBUS ACCOUNT

U.S. Global Investors Funds has implemented procedures whereby Apex Fund Services, in its capacity as the transfer agent, monitors shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the transfer agent may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The transfer agent will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the fund and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the fund. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

LOST ACCOUNTS

It is important that the fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the fund. Based upon statutory requirements for returned mail, the fund will attempt to locate the investor or rightful owner of the account. If the fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A signature guarantee, from either a Medallion program member or a non-Medallion program member, may be required to update an account from lost status.

RETIREMENT PLANS

The fund is offered through Adviser sponsored IRA plans. Shareholders will be charged an annual custodial fee as follows:

Annual Custodial Fee: $20

The fund offers many other services, such as direct deposit and systematic withdrawal plans. Please call an Investor Representative at 1-800-873-8637 for more information.

Distributions and Taxes

Distributions will automatically be reinvested in fund shares unless you elect to have your distributions paid in cash by check or directly deposited to your bank account of record. The fund generally distributes capital gains and income dividends, if any, annually in December, although the fund may at times make distributions on a more frequent basis, such as quarterly or monthly.

Dividends and capital gains will automatically be reinvested in your account unless requested to be paid in cash. If you elect to have dividends and/or capital gains distributions paid in cash, the fund will automatically reinvest all distributions under $10 in additional fund shares.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the fund reserves the right to reinvest the distribution check in your account, at the fund’s current net asset value, and to reinvest all subsequent distributions. You will not receive interest on amounts represented by uncashed distribution checks. You may change your distribution option by writing or calling the transfer agent five days prior to the next distribution date.

TAXES TO YOU

Unless you hold your shares in a tax-advantaged account, you generally will owe federal income taxes on amounts paid or distributed to you by the fund (other than distributions of exempt-interest dividends) whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income and exempt interest, generally are taxed as ordinary income. Distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other

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requirements are satisfied. Additionally, dividends received by the fund from certain foreign corporations are not expected to qualify for treatment as qualified dividend income.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement (Form 1099) that will detail distributions made to you for that year.

Dividends, interest and some capital gains received by the fund on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through a shareholder’s pro rata share of such taxes paid by the fund. Shareholders generally will be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the foreign taxes paid by the fund. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund.

If you purchase shares of a fund just before the fund declares a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

Unless you are investing through a tax-advantaged account, a redemption of fund shares is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss generally will be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss generally will be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Long-term capital gains generally are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain or loss upon an exchange unless the exchange is in a tax-advantaged account.

Shareholders should consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

Compared to other types of investments, derivatives may be less tax efficient. For example, the use of derivatives by a fund may cause the fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. Changes in government regulation of derivative instruments could affect the character, timing and amount of a fund’s taxable income or gains, and may limit or prevent the fund from using certain types of derivative instruments as a part of its investment strategy. A fund’s use of derivatives also may be limited by the requirements for taxation of the fund as a regulated investment company.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on and paid with your federal income tax return.

Tax regulations require that cost basis information be provided to you and the Internal Revenue Service (IRS) when shares that are purchased on or after January 1, 2012 (known as covered shares) are sold from taxable accounts. Unless you instruct otherwise, we will use our default method of average cost to report the cost basis and will sell uncovered shares (shares purchased on or before December 31, 2011) before covered shares. Pursuant to IRS regulations, changes to or from the average cost method must be submitted in writing or online via our website, www.usfunds. com. Once a redemption occurs, you must contact us no later than 60 days after we send you the first confirmation or statement to dispute the method used to report the transaction.

When you open an account, IRS regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, the fund is required to withhold 24% of all the distributions (including dividends— which includes exempt-interest dividends— and capital gain distributions) and redemption proceeds paid to you. The fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a fund will be required to withhold a 30% tax on income dividends paid by the fund to certain foreign entities, referred to as foreign

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financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a fund fails to provide the fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTION PLAN

The U.S. Global Investors Funds have adopted Rule 12b-1 plans with respect to the Investor Class shares for the following fund: Global Luxury Goods Fund. The 12b-1 plan provides 0.25% to be paid by a fund’s Investor Class shares to the Distributor to pay the Distributor, its affiliates and others for distribution and promotional expenses. Because this fee is continually paid out of the assets of the fund’s Investor Class shares, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.

Financial Highlights

The table below is intended to show you the fund’s financial performance for the Investor Class for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been audited by BBD, LLP, the fund’s independent registered public accounting firm in 2016, 2017, 2018 and 2019 and, prior to 2016, by the fund’s predecessor independent registered public accounting firm. The financial statements for the fund for the fiscal year ended December 31, 2019 and BBD reports thereon, are available upon request.

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Global Luxury Goods Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of year	$15.36		$19.52	$18.65		$18.59		$20.25
Investment Activities
Net investment loss	(0.02	)*	(0.06)*	(0.08	)*	(0.06)		(0.11)
Net realized and unrealized gain (loss)	2.14		(1.61)	3.66		1.68		(0.06)
Total from investment activities	2.12	-	(1.67)	3.58	-	1.62	-	(0.17)
Distributions
From net realized gains	(0.39)		(2.49)	(2.71)		(1.56)		(1.49)
Short-Term Trading Fees*	–		–	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$17.09		$15.36	$19.52		$18.65		$18.59
Total Return (b)	13.84%		(8.28)%	19.17%		8.66%		(0.94)%
Ratios to Average Net Assets:
Net investment loss	(0.14)%		(0.32)%	(0.41)%		(0.34)%		(0.55)%
Total expenses	1.69%		1.77%	1.86%		1.67%		1.81%
Expenses waived or reimbursed(c)	(0.15)%		(0.06)%	(0.04)%		–		–
Net expenses (d)	1.54%		1.71%	1.82%		1.67%		1.81%
Portfolio turnover rate	292	%(e)	245%	264	%(e)	275	%(e)	320	%(e)
Net assets, end of year (in thousands)	$35,076		$33,848	$41,597		$40,706		$41,135

*	Based on average shares outstanding.

(a)	The per share amount does not round to a full penny.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)	Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease the total returns had such reductions not occurred.

(d)	The net expense ratios shown above reflect expenses after waivers and reimbursements and include the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2019	2018	2017	2016	2015
Ratios to Average Net Assets:
Expense offset	(0.15)%	(0.06)%	(0.04)%	(0.02)%	–(f)

(e)	Excludes option transactions.

(f)	Effect on the expense ratio was not greater than 0.005%.

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Additional Information about the Indexes

Returns for indexes reflect no deduction for fees, expenses or taxes, unless noted.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

The S&P Global Luxury Index is a broad-based capitalization-weighted index of 80 of the largest publicly-traded companies engaged in the production or distribution of luxury goods or the provision of luxury services that meet specific investibility requirements.

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More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders, which are available free of charge on the fund’s website at www.usfunds.com. These reports describe the funds’ performance, list holdings, and describe recent market conditions, fund investment strategies and other factors that had a significant impact on each fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the fund, its investment strategies, and related risks is provided in the SAI. The SAI and the fund’s website (www. usfunds.com) include a description of the fund’s policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the fund will achieve its objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the fund’s website at www.usfunds.com.

To Request Information:

BY PHONE	1-800-873-8637

BY MAIL	● Regular Mail

U.S. Global Investors Funds
P.O. Box 588
Portland, ME 04112

● Overnight Mail

U.S. Global Investors Funds
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101

BY INTERNET	www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the annual and semi-annual reports, the Statement of Additional Information, material incorporated by reference and other information that the fund file electronically with the SEC. Copies of this information may also be obtained, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

U.S. GLOBAL INVESTORS FUNDS
SEC Investment Company Act File No. 811-01800

U.S. GLOBAL INVESTORS, INC.
7900 Callaghan Road, San Antonio, Texas 78229

ATLANTIC FUND ADMINISTRATION, LLC d/b/a Apex Fund Services
Three Canal Plaza, Ground Floor, Suite 600
Portland, ME 04101

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U.S. Global Investors Funds c/o Apex Fund Services P.O. Box 588 Portland, ME 04112	252-PRU3-0720

U.S. GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INVESTOR CLASS SHARES

GLOBAL LUXURY GOODS FUND (USLUX)

(Formerly the Holmes Macro Trends Fund)

U.S. Global Investors Funds (Trust) is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated July 1, 2020, which you may request from U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112, or 1-800-US-FUNDS (1-800- 873-8637).

The date of this Statement of Additional Information is July 1, 2020.

GENERAL INFORMATION

The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and/or classes may be created from time to time. This Statement of Additional Information (SAI) relates to the Investor Class shares of the Trust. The Trust currently offers nine funds, two of which issue a combination of Investor Class shares and Institutional Class shares. The classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement.

The U.S. Global Investors Funds and U.S. Global Accolade Funds merged into a Delaware statutory trust on October 1, 2008, which is named U.S. Global Investors Funds (Trust). The Trust was organized as a Delaware statutory trust on July 31, 2008. The Gold and Precious Metals, World Precious Minerals, Emerging Europe and China Region Funds are non-diversified series, and each of the other funds is a diversified series of the Trust, an open-end management investment company.

Prior to the merger, U.S. Global Investors Funds, an open-end management investment company, was originally incorporated in Texas in 1969 as United Services Funds, Inc. and was reorganized as a Massachusetts business trust on July 31, 1984. The trust changed its name to U.S. Global Investors Funds on February 24, 1997. The Gold and Precious Metals Fund, the World Precious Minerals Fund, the Global Resources Fund and the China Region Fund were non-diversified series of the trust, and the All American Equity Fund, Near-Term Tax Free Fund and U.S. Government Securities Ultra-Short Bond Fund were diversified series of the trust. On February 15, 2002, the World Gold Fund changed its name to the World Precious Minerals Fund. On December 1, 2007, the Gold Shares Fund changed its name to the Gold and Precious Metals Fund. On October 1, 2008, the China Region Opportunity Fund changed its name to the China Region Fund. On December 20, 2013, the U.S. Government Securities Savings Fund changed its name to the U.S. Government Securities Ultra-Short Bond Fund.

Prior to the merger, U.S. Global Accolade Funds was an open-end management investment company and a Massachusetts business trust organized on April 16, 1993. The Emerging Europe Fund was a non-diversified series of the trust. The Holmes Macro Trends Fund was a diversified series of the trust. The Emerging Europe Fund commenced operations on March 31, 1997 and the Holmes Macro Trends Fund commenced operations on October 17, 1994. On March 19, 2013, the Eastern European Fund changed its name to the Emerging Europe Fund. On December 20, 2013, the Holmes Growth Fund changed its name to the Holmes Macro Trends Fund. The Holmes Macro Trends Fund changed its name to the Global Luxury Goods Fund effective July 1, 2020.

On December 9, 2015, the shareholders of U.S. Global Investors Funds elected five new trustees to the Board of Trustees. This action resulted in U.S. Global Investors Funds engaging Apex Fund Services (“Apex Fund Services”) to provide certain administrative, fund accounting, and/or transfer agency services. The primary reason behind this initiative was to transition the provision of such services to Apex Fund Services so that U.S. Global Investors Funds may realize operational economies of scale; however, there is no guarantee that such projected cost savings will be realized.

The Trust shall accept investments in any series of the Trust from such persons and on such terms as the Trust may from time to time authorize. Investments in a series shall be credited to each shareholder’s account in the form of full or fractional shares at a net asset value per share determined after the investment is received; provided, however, that the Trust may, in its sole discretion, (a) fix the net asset value per share of the initial capital contribution or (b) impose a sales charge or other fee in connection with investments in the Trust in such manner and at such time as determined by the Board of Trustees of the Trust. The Trust shall have the right to refuse to accept investments in any series at any time without any cause or reason therefore whatsoever.

All consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other series and may be referred to herein as “assets belonging to” that series. The assets belonging to a particular series shall belong to that series for all purposes, and to no other series, subject only to the rights of creditors of that series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular series shall be allocated by the trustees between and among one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that series. The assets belonging to a particular series shall be so recorded upon the books of the Trust, and shall be held by the trustees in trust for the benefit of the holders of shares of that series. The assets belonging to each particular series shall be charged with the liabilities of that series and all expenses, costs, charges, and reserves attributable to that series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to a particular series shall be allocated and charged by the trustees between or among any one or more of the series in such manner as the trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the shareholders of all series for all purposes.

Without limitation of the foregoing, but subject to the right of the trustees in their discretion to allocate general liabilities, expenses, costs, charges, or reserves as herein provided, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series and not against the assets of any other series of the assets of the Trust generally. Notice of this contractual limitation on inter-series liabilities may, in the trustee’s sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Act (the Delaware Act), and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Any person extending credit to, contracting with or having any claim against any series may look only to the assets of that series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that series. No shareholder or former shareholder of any series shall have a claim on, or any right to, any assets allocated or belonging to any other series.

Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust or the trustees, whether of the same or other series. In addition, shares shall not entitle shareholders to preference, appraisal, conversion or exchange rights (except as specified herein or as specified by the trustees when creating the shares, as in preferred shares). Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the Investment Company Act of 1940 (the 1940 Act) and the rules promulgated thereunder. Shareholders receive one vote for every full fund share owned. Each fund or class of a fund, if applicable, will vote separately on matters relating solely to that fund or class. All shares of the funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the Investment Company Act of 1940 (the 1940 Act). However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 1-800-873-8637 or by writing to the Trust at Apex Fund Services, c/o U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112.

Each shareholder of the Trust and of each series shall not be personally liable for debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any series. The trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust or to a series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more series and its or their assets (but the omission of such a recitation shall not operate to bind any shareholder or trustee of the Trust). Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.

Every shareholder, by virtue of having purchased a share, shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms of the Agreement and Declaration of Trust.

FUND POLICIES

The following information supplements the discussion of the fund’s policies discussed in the fund’s prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction other than a restriction on borrowing is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

INDUSTRY CLASSIFICATION. The fund uses the Bloomberg Industry Classification System (Bloomberg) for industry classification purposes.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund’s outstanding shares.

A fund may not:

1.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.

4.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

5.	Purchase or sell commodities or commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.	Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).[1]

The U.S. government, the Federal Reserve, the Treasury, the Securities and Exchange Commission (the “Commission”), the Commodity Futures Trading Commission (the “CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the Commission, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010, are not deemed to be commodities or commodity contracts for purposes of restriction 5 above.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the board of trustees without a shareholder vote.

1.	The fund will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

2.	The fund will not purchase securities on margin, except (i) short-term credits as are necessary for the clearance of transactions, and (ii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin. In addition, the Fund will not make short sales, except short sales against the box shall not constitute selling securities short.

[1]	Although not part of the funds’ fundamental investment restriction, for purposes of determining a company’s industry, the funds use the Bloomberg Industry Classification System.

VALUATION OF SHARES

An equity security traded on a stock exchange or market within the Western Hemisphere is generally valued at market closing price on the primary exchange, as deemed appropriate by U.S. Global Investors, Inc. (Adviser) on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation.

A foreign equity security primarily traded on an exchange or market outside the Western Hemisphere is generally valued at the price that is an estimate of fair value, as provided by an independent third party.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, such securities will be valued at the mean between the bid and ask quotation, if available. Other over-the-counter securities are valued at the market closing price, if published, or the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase may be valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the fund’s valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the Adviser, for certain pricing issues, as defined in the valuation policies.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the close of regular trading on the New York Stock Exchange are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the fund’s net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at the close of the New York Stock Exchange.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund’s investment strategies and risks in the prospectus.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

The following investment strategies apply to the Fund.

RECENT MARKET EVENTS RISK. Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the fund. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been spread globally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery disruptions, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the fund will fluctuate.

FOREIGN SECURITIES. The equity funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS (ADRs) AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund’s investment policies, all equity funds investments in depository receipts except for the Global Luxury Goods Fund, will be deemed investments in the underlying securities (i.e., investments in foreign issuers). The Global Luxury Goods Fund’s investment in depository receipts will not be treated as an investment in a foreign issuer.

EMERGING MARKETS. The equity funds may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss of investment.

Risks of investing in emerging markets include:

1.	The risk that a fund’s assets may be exposed to nationalization, expropriation or confiscatory taxation.

2.	The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund’s investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.

3.	Greater social, economic and political uncertainty (including the risk of war).

4.	Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

5.	Currency exchange rate fluctuations and the lack of available currency hedging instruments.

6.	Higher rates of inflation.

7.	Controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars.

8.	Greater governmental involvement in and control over the economy.

9.	The fact that emerging market companies may be smaller, less seasoned, and newly organized.

10.	The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.

11.	The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.

12.	The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.

13.	Less extensive regulation of the securities markets.

14.	Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.

15.	The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.

16.	The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The fund intends to elect for federal income tax purposes, when eligible, to “pass through” to the fund’s shareholders the amount of foreign income tax and similar taxes paid by a fund. The foreign taxes passed through to a shareholder would be included in the shareholder’s income and may be claimed as a deduction or credit on their federal income tax return. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.

17.	The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the fund will principally invest.

18.	Enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund’s investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.

19.	Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the fund will fluctuate.

20.	The Adviser may engage in hedging transactions in an attempt to hedge a fund’s foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund’s performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.

REPURCHASE AGREEMENTS. The fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the fund’s custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller’s agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized with securities (typically United States government or government agency securities), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers the Adviser considers creditworthy.

SECURITIES LENDING. Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Currently, it is not the intention of any fund to lend securities. When lending securities, a fund will receive cash or high-quality securities as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the fund’s current securities lending agreements, the fund’s lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

BORROWING. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

Each fund may borrow money to the extent permitted under the 1940 Act. As a nonfundamental policy, a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund’s total assets (including the amount borrowed) less liabilities (other than borrowing). Through such borrowings, these fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund’s performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund’s net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of a fund’s assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund’s portfolio assets increase in value and decrease more when the fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

LOWER-RATED SECURITIES. The equity funds may invest in lower-rated debt securities (commonly called “junk bonds”), which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund’s shares, and an increase in issuers’ defaults on such bonds.

In addition, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the fund’s ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market value risk. In addition, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities.

Also, increased illiquidity of the market for lower-rated bonds may affect a fund’s ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund’s investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock, or commodity. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. From time to time, the equity funds may purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, a fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk.

DERIVATIVE SECURITIES. The equity funds may purchase derivative securities. Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund’s unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund’s portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The equity funds’ ability to successfully use derivative securities will depend upon the Adviser’s ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The fund’s activities involving derivative securities may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The Global Luxury Goods Fund will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the Global Luxury Goods Fund’s total assets. The Global Luxury Goods Fund will not borrow money to purchase futures contracts or options.

OPTIONS. All equity funds may purchase and sell options. A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 10% of that fund’s total assets.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An “American style” put or call option may be exercised at any time during the option period while a “European style” put or call option may be exercised only upon expiration or during a fixed period prior thereto.

Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. Over-the-counter (OTC) options are purchased from or sold to securities dealers, financial institutions or other parties (Counterparty(ies)) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The fund’s ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange-listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange-listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund’s anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The fund will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option).

WRITING OPTIONS ON SECURITIES. The equity funds may write “covered” put and call options. The fund may also enter into transactions to close out an investment in any put or call options. If a fund writes (i.e., sells) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase the fund’s income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund’s capital gains. All options sold by a fund must be “covered” (e.g., the fund must be long when selling a call option). The securities or futures contract subject to the calls or puts must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security. The fund will not write any call or put options if, immediately afterwards, the aggregate value of a fund’s securities subject to outstanding “covered” call or put options would exceed 50% of the value of the fund’s total assets.

WARRANTS. The equity funds may invest in warrants to gain exposure to individual securities in a specific industry over the long term. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The fund may also receive warrants when they participate in a private placement. The issuer of the private placement may provide a warrant as an incentive for investing in the initial financing of the company.

Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is “in the money.” If the exercise price of the warrant is above the value of the underlying stock it is “out of the money.” “Out of the money” warrants tend to have different price behaviors than “in the money” warrants. As an example, the value of an “out of the money” warrant with a long time to expiration generally declines less than a drop in the underlying stock price because the warrant’s value is primarily derived from the time component.

Most warrants are exchange-traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange-traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant

FUTURES CONTRACTS. The equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The use by the fund of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund’s total assets (taken at current value). However, in the case of an option that is in the money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

The fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Accordingly, each fund is limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a fund were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the fund and the Adviser would be subject to regulation under the Commodity Exchange Act.

FOREIGN CURRENCY TRANSACTIONS. The equity funds may engage in currency transactions with counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country’s currency. Currency transactions include forward currency contracts, exchange-listed currency futures, and exchange-listed and OTC options on currencies. A fund’s dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, a fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies. A fund may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund’s portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund’s portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund’s portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as a regulated investment company under Subchapter M of the Code. Foreign currency transactions would involve a cost to the fund, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing. The fund will not attempt to hedge all its foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the equity funds segregate liquid high grade assets with their custodian to the extent that the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund’s accounting records or physically segregated in a separate account at that fund’s custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

PARTICIPATORY NOTES. These are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows a fund to have market exposure to foreign securities without trading directly in the local market. The purchaser of a participatory note must rely on the creditworthiness of the bank or broker-dealer who issues the participatory note, and these notes do not have the same rights as a shareholder of the underlying foreign security.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser’s opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the U.S. Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

CYBER SECURITY RISK. The fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a fund or the Adviser, the distributor, custodian, the transfer agent, selling agents and/or other third-party service providers may adversely impact the fund or its shareholders. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment therein to lose value.

LARGE SHAREHOLDER TRANSACTION RISK. The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

MARKET TURBULENCE RISK. The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Funds invest are subject to price volatility that could cause losses in a Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. The impact of the novel coronavirus, and other such future infectious diseases in certain regions or countries may perform better or worse due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance, resulting in losses to your investment.

PORTFOLIO TURNOVER

The Adviser buys and sells securities for a fund to accomplish the fund’s investment objective. A fund’s investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund’s investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by a fund is known as “portfolio turnover.”

A fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the fund’s rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a fund would not qualify as a regulated investment company under Subchapter M of the Code. High turnover may result in a fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see “Federal Income Taxes”).

The portfolio turnover rates for the two most recent fiscal years are as follows:

	Fiscal Year Ended December 31,
FUND	2018	2019
Global Luxury Goods Fund	245%	292%

Because the Global Luxury Goods Fund is actively managed, and because the holding period for the fund’s investments is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjust its portfolio composition. The fund’s annual portfolio turnover rate is expected to continue to be more than 100 percent.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings as of the end of the fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the fund’s latest annual or semi-annual report to shareholders, when they are available, or a copy of the fund’s latest Form N-PORT, when it is available, which contains each fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the fund’s latest Form N-CSR and Form N-PORT, when they are available, by accessing the SEC’s website at www.sec.gov.

Each fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the fund’s operations that the fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by each fund’s officers and, if applicable, the Board. Each fund’s portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to each fund’s nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the fund’s independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to receipt of reasonable assurance that: (1) the information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited.

From time to time, nonpublic information regarding a fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the fund, which may result in some of those accounts having a composition substantially similar to that of the fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that the Adviser manages, but no information is provided to clients or others that identifies the actual composition of a fund’s holdings, specifies the amount of a fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the fund, or, to the fund’s knowledge, paid to its Adviser or any other party in connection with the disclosure of the fund’s portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a fund’s portfolio holdings. In addition, the fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Adviser, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the fund’s portfolio holdings disclosure policy will protect the fund against potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the funds in accordance with federal law, Delaware law and the stated policies of the funds. The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of each fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the CCO. The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The fund complex includes the funds advised by U.S. Global Investors, Inc., which are the Global Luxury Goods Fund, All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Emerging Europe Fund, China Region Fund, Near-Term Tax Free Fund, U.S. Government Securities Ultra-Short Bond Fund (the “Fund Complex”).

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each fund, the number of funds overseen by the Board, the arrangements for the conduct of each fund’s operations, the number of trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998- 2008.	9	Trustee, Forum Funds; Trustee, Forum Funds II.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017.	9	Trustee, Forum Funds, Trustee, Forum Funds II.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors (a registered investment adviser) 1996-2010.	9	Trustee, Forum Funds; Trustee, Forum Funds II.
Interested Trustees (1)
Jessica Chase Born: 1970	Trustee	Since 2019	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	9	Trustee, Forum Funds; Trustee, Forum Funds II.

(1)	Jessica Chase is currently treated as an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. The Adviser, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, the funds’ risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each fund’s investments.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the funds’ compliance program.

The Board receives regular reports from a Valuation Committee, composed of representatives of the Adviser. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the funds’ shares and the valuation of the funds’ portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the funds (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and the Fund Complex. The following table sets forth each trustee’s ownership of the funds and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the funds as of December 31, 2019	Aggregate Dollar Range of Ownership as of December 31, 2019 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustees
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer, and Identity Theft Prevention Officer	Since 2015	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Kathleen Somerville Born: 1962	Vice President	Since 2018	Director of Financial Reporting, U.S. Global Investors, Inc. since 2016; Corporate Internal Auditor, U.S. Global Investors, Inc., 1999-2016.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2019, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board on December 9, 2015, which superseded a previous charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended December 31, 2019, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer as of December 9, 2015. Pursuant to a charter adopted by the Board on December 9, 2015, which superseded a previous charter, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended December 31, 2019, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2019, the QLCC did not meet.

E. Compensation of Trustees and Officers

The following table sets forth the fees paid to each trustee by the funds and the Fund Complex for the fiscal year ended December 31, 2019. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds.

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$20,000	N/A	$20,000
Mark D. Moyer	$15,000	N/A	$15,000
Jennifer Brown-Strabley	$15,000	N/A	$15,000
Interested Trustees
Jessica Chase	$0	N/A	$0

*	Each trustee was elected on December 9, 2015. On December 9, 2015, the Board approved new trustee compensation under which Independent Trustees of the Trust each receive an annual fee of $15,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $20,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”). The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission.

PROXY VOTING POLICIES

Proxies for the fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth below. The fund’s proxy voting record, including information regarding how the fund voted proxies relating to portfolio securities held by the fund, for the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1-800-US-FUNDS, and on the SEC’s website at http://www.sec.gov.

VOTING PROCEDURES

The Adviser has retained Glass Lewis & Co. (“Glass Lewis”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle the administrative functions associated with the voting of fund proxies. The proxy voting guidelines developed and maintained by Glass Lewis are an extensive list of common proxy voting issues and its voting recommendations. A copy of the guidelines can be obtained by calling 1-800-US-FUNDS and on the fund’s website at www.usfunds.com. Common proxy voting issues in the guidelines include, but are not limited to, the following:

Election of Auditors - considering factors such as auditor’s financial interest or association with company, poor accounting practices, and fees paid for non-audit services.

Election of Directors - considering factors such as attendance at board meetings, service on other boards, failure to act on shareholder proposals, lack of audit, compensation, or nominating committee, correlation between CEO pay and company performance.

Proxy Contest - considering factors such as performance of the target company, management’s track record, and reimbursing solicitation expenses.

Takeover Defenses - considering factors such as poison pills, shareholder ability to call special meetings, and supermajority vote requirements.

Merger and Corporate Restructurings - considering factors such as valuation, market reaction, strategic rationale, negotiations, conflicts of interest, and governance.

State of Incorporation - considering factors such as governance provisions, economic benefits, and jurisdictional law.

Capital Structure - considering factors such as common stock authorization, dual-class stock authorization, and preferred stock authorization.

Executive and Director Compensation - considering factors such as equity compensation plans, poor pay practices, employee stock purchase plans, and option backdating practices.

While Glass Lewis makes the proxy vote recommendations, the Adviser retains the ultimate authority on deciding how to vote. However, in general, it is the Adviser’s policy to vote in accordance with Glass Lewis. A decision to override Glass Lewis’ recommendation is made by the Adviser’s Proxy Review Committee. In reviewing and evaluating Glass Lewis’ recommendations, the Proxy Review Committee may consider information from other sources, including the recommendation of a portfolio team member as well as the fundamental and statistical models used by the portfolio department when making investment decisions. One of the primary factors the committee considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the committee considers in determining how proxies should be voted. As a matter of practice, the committee will vote in accordance with management’s position. However, each issue is individually evaluated and the committee will consider its effect on the investment merits of owning that company’s shares. With respect to international securities, the committee is mindful of the varied market practices and environments relating to corporate governance in the local regions. The committee members’ experience enables them to understand the complexities of the regions in which they invest and to skillfully analyze the proxy issues relevant to the regions. The committee may decide that it is in a fund’s best interest to not vote the shares of foreign companies. All votes contrary to Glass Lewis’s recommendation are reported to the board of trustees.

Glass Lewis does not provide proxy voting services for certain securities held by the fund (i.e., a privately held company) and, therefore, will not make a vote recommendation. The Adviser’s Proxy Review Committee will evaluate these proxies in the same manner it uses to determine if it is appropriate to override Glass Lewis’ recommendation.

CONFLICT OF INTEREST

If the Proxy Review Committee determines that, through reasonable inquiry, an issue raises a potential material conflict of interest, the Proxy Review Committee will follow the recommendations of Glass Lewis, provided that if the committee believes that it would be in the best interest of the Trust to vote a proxy other than according to the recommendation of Glass Lewis, the committee shall document in writing the basis supporting its determination. A summary of all such votes shall be presented to the board of trustees at the next regularly scheduled meeting of the board.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of April 6, 2020, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund’s Investor Class shares. The fund is aware of the following entities or persons who owned beneficially or of record more than 5% of the outstanding shares of the Investor Class shares of the fund as of April 6, 2020. The Fund believes that these shares were owned of record by such holders for their fiduciary, agency or custodial accounts, except with respect to Ms. O’Neill who is believed to own shares beneficially.

FUND	SHAREHOLDERS	PERCENTAGE OWNED
Global Luxury Goods Fund	National Financial Services, Cust the Exclusive Benefit of our Customers	6.80%

INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser to the fund is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated as of October 1, 2008. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, beneficially owns more than 25% of the outstanding voting stock of the Adviser and is a controlling person of the Adviser.

The Institutional Class of theInvestor Class of the fund listed below would have paid the following management fees (exclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the three most recent fiscal years:

	Fiscal Year Ended December 31,
FUND	2017	2018	2019
Global Luxury Goods Fund	$399,540	$391,880	$357,143

The Institutional Class of the fund listed below paid the following management fees (inclusive of any performance fee adjustments and net of expenses paid by the Adviser or fee waivers) for the three most recent fiscal years:

	Fiscal Year Ended December 31,
FUND	2017	2018	2019
Global Luxury Goods Fund	$391,315	$366,599	$303,424

The Trust pays the Adviser a separate management fee for the fund. The Adviser’s fee may be reduced if the assets of the fund reach a certain level and this reduction is reflected in the Base Advisory Fee Schedule below. In addition, the Advisory fee for certain funds may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate as reflected in the Performance Fee Schedule below. The Advisory fee is paid monthly.

BASE ADVISORY FEE SCHEDULE

FUND	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
Global Luxury Goods Fund	1.00%

The Adviser has voluntarily limited total fund operating expenses (exclusive of performance fees, acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest ) to not exceed 2.20% for the Global Luxury Goods Fund. The Adviser can modify or terminate this arrangement at any time. The Adviser may temporarily agree to additional reimbursements or limitations.

The base advisory fee for the equity funds listed above may be adjusted up or down by 0.25% based upon the fund’s performance relative to the cumulative performance of its benchmark index and hurdle rate. The chart below reflects the fund’s base advisory fee, its relative benchmark, and hurdle rate.

PERFORMANCE FEE SCHEDULE

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Global Luxury Index	+/- 5%	0.75%-1.25%

A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance of the Institutional Class of a fund that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance of the Institutional Class of a fund which is lower than a fund’s designated benchmark. A fund's cumulative performance of the Institutional Class of a fund is compared to that of its designated benchmark over a rolling 12-month period. When the difference between a fund’s Institutional Class performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate) there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s Institutional Class’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund’s Institutional Class’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. The chart reflects the minimum and maximum advisory fee applicable to the fund. Certain funds are subject to breakpoints in the base advisory fee as noted in the Base Advisory Fee Schedule section. For purposes of calculating the performance adjustment, the performance will include the performance of the Investor Class shares of the funds for periods prior to March 1, 2011. After such time, the performance will be calculated based on the Institutional Class shares of the fund.

The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned.

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the fund. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, the Adviser may also pay non-cash compensation to the sales representatives of intermediaries in the form of occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser typically invests in start-up companies in the natural resources or technology fields.

ADMINISTRATIVE AGREEMENTS

Under an Amended and Restated Administrative Services Agreement dated December 9, 2015 (the “Administrative Services Agreement”), the Adviser provides support for day-to-day administrative services to the Trust including assistance in preparing compliance materials pursuant to Rule 38a-1 of the 1940 Act to improve overall compliance by the Trust and its various agents; assistance in the preparation and filing for the Trust of all required tax returns; assistance in preparing and filing of currently required or to be required reports filed with the Securities and Exchange Commission and other regulatory and self- regulatory authorities including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR, Form N-CSR, Form N-PORT, Form N-PX, and notices pursuant to Rule 24f-2 under the 1940 Act; and preparing and filing any regulatory reports as required by any regulatory agency. As of December 9, 2015, the Adviser is no longer paid a base administrative services fee by each fund.

On December 9, 2015, the Trust also entered into a Services Agreement (“Services Agreement”) with Apex Fund Services (“Apex”) as amended and restated. Pursuant to the Services Agreement and Administrative Services Agreement, Apex and the Adviser act as co-administrators to the Trust, subject to the oversight and control of the Board of Trustees of the Trust. Apex’s services to the Trust include provision of certain officers as well as assistance with certain Trust and fund administration tasks, including, but not limited to: (a) maintaining books and records related to fund cash and position reconciliations, and portfolio transactions; (b) preparation of financial statements and other reports for the fund; (c) calculating the net asset value of each fund (in accordance with each fund’s valuation policies and procedures); (d) preparing certain reports to shareholders; (e) calculating fees payable or allocable to the Adviser (as applicable); and (f) performing certain other administrative, compliance and clerical services in connection with the administration of the Trust pursuant to the terms of the Services Agreement.

The Administrative Services Agreement was effective October 1, 2008, and was last amended on December 9, 2015. The fund paid the following administrative fees to the Adviser (net of expenses paid by the Adviser or fee waivers) for the Investor Class for the three most recent fiscal years indicated:

	Fiscal Year Ended December 31,
FUND	2017	2018	2019
Global Luxury Goods Fund	$19,976	$19,595	$17,858

The Services Agreement with Apex became effective December 9, 2015, and was last amended on March 27, 2017. The Services Agreement provides for certain limitations of Apex’s liability and indemnification of Apex by the Trust and for certain indemnification obligations of Apex to the Trust.

In addition, prior to November 1, 2017, SEI Investments Global Funds Services (“SEI”) served as a co-administrator to the Trust pursuant to an Administration Agreement (the “SEI Administration Agreement”). As a co-administrator to the Trust, SEI provided the certain fund administration tasks that were transitioned to Apex between December 9, 2015, and November 1, 2017.

For the three most recent fiscal years, the Investor Class of the fund paid the following amounts to SEI and Apex, as applicable:

Amounts paid to SEI under the SEI Administration Agreement:

Fiscal Year Ended December 31,
FUND	2017
Global Luxury Goods Fund	$44,497

Amounts paid to Apex under the Services Agreement:

	Fiscal Year Ended December 31,
FUND	2017	2018	2019
Global Luxury Goods Fund	$32,329	$73,462	$70,888

The Trust pays all other expenses for its operations and activities. The fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors’ expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not “interested persons” of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the Mutual Fund Education Alliance or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

Distribution Agreement. Under a Distribution Agreement with the Trust dated December 10, 2015, Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the fund. The Distributor continually distributes shares of the fund on a commercially reasonable basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, “payees”), a fee equal to 0.25% of the average daily net assets of the fund’s Investor Class Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the fund. The Rule 12b-1 plan is a core component of the ongoing distribution of the fund’s Investor Class Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Trust, amounts received by the Distributor are not held for profit at the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution-related and/or service expenses.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to any sales, marketing and other activities primarily intended to result in the sale of fund shares and (2) providing services to holders of shares related to their investment in the fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the fund to compensate payees for services and not to reimburse them for expenses incurred. The Fund does not participate in any joint distribution agreements.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that an fund or class bears for distribution/ shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current Rule 12b-1 plan may be terminated with respect to Investor Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares.

Expenses in connection with the Rule 12b-1 compensation plan for the fiscal year ended December 31, 2019, are set forth in the table below:

Fund	Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges	Other
Global Luxury Goods Fund	$ 92,756	n/a	$ 8,267	$ 14,743	$ 11,174	n/a	$ 30,272

Foreside Fund Services, LLC received $89,285 from the fund during the fiscal year ended December 31, 2019. Rule 12b-1 plan monies received but not disbursed are held at the Distributor for future distribution related expenses.

TRANSFER AGENCY AGREEMENT

Apex also serves as the fund’s transfer agent pursuant to the Services Agreement, as amended. The fund pays Apex a monthly fee, as well as certain out-of-pocket expenses. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charges to the fund.

In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services, the Trust has adopted a Shareholder Services Plan. The Shareholder Services Plan provides that the fund shall pay a monthly fee up to one-twelfth (1/12) of 20 basis points (0.20%) of the value of the shares of the fund held in accounts at the institutions. These fees cover the usual transfer agency functions.

PORTFOLIO MANAGERS

COMPENSATION FOR FRANK HOLMES, RALPH ALDIS, JOANNA SAWICKA, AND JUAN LEON

The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary from the Adviser that is competitive in light of the portfolio manager’s experience and responsibilities.

MONTHLY AND QUARTERLY BONUSES. The bonuses are primarily driven by assets under management and performance of the fund. Bonuses are awarded only if the fund performance is within certain percentiles of the fund’s Lipper peer group (or pertinent subset), performance is above the benchmark or is awarded certain rankings by third-party ranking services. The following is the Lipper peer group for the fund: Global Luxury Goods Fund - Lipper Mid-Cap Growth Funds. The portfolio managers serving on investment teams providing advisory services to accounts with performance-based fees may receive a discretionary bonus.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives a base salary, a percentage of the monthly and quarterly bonuses paid to the other portfolio managers, an annual bonus based upon the Adviser’s operational earnings, and an annual bonus based upon the performance of the Adviser’s own investment account.

PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF 12/31/2019

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF	TOTAL	PERFORMANCE	PERFORMANCE
TYPE OF ACCOUNT	ACCOUNTS	ASSETS	FEE ACCOUNTS	FEE ACCOUNTS
Registered investment companies	2	$102.6 million	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	1	$11.8 million	0	$0

The Adviser manages one other account that pays a performance-based fee which could result in a higher fee than the management of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation procedures designed to address this potential conflict.

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2019
Global Luxury Goods Fund	$100,001 – $500,000

PORTFOLIO MANAGER: RALPH ALDIS

OTHER MANAGED ACCOUNTS AS OF 12/31/2019

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF	TOTAL	PERFORMANCE	PERFORMANCE
TYPE OF ACCOUNT	ACCOUNTS	ASSETS	FEE ACCOUNTS	FEE ACCOUNTS
Registered investment companies	2	$102.6 million	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2019
Global Luxury Goods Fund	$10,001-$50,000

PORTFOLIO MANAGER: JOANNA SAWICKA

OTHER MANAGED ACCOUNTS AS OF 12/31/2019

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF	TOTAL	PERFORMANCE	PERFORMANCE
TYPE OF ACCOUNT	ACCOUNTS	ASSETS	FEE ACCOUNTS	FEE ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2019
Global Luxury Goods Fund	$1-$10,000

PORTFOLIO MANAGER: JUAN LEON

OTHER MANAGED ACCOUNTS AS OF 12/31/2019

	NUMBER		NUMBER OF	TOTAL ASSETS OF
	OF	TOTAL	PERFORMANCE	PERFORMANCE
TYPE OF ACCOUNT	ACCOUNTS	ASSETS	FEE ACCOUNTS	FEE ACCOUNTS
Registered investment companies	0	$0	0	$0
Pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ownership of Securities

NAME OF FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND HELD AS OF 12/31/2019
Global Luxury Goods Fund	$1-$10,000

REGULAR BROKERS OR DEALERS

On December 31, 2019, the fund did not hold securities of its “regular brokers or dealers” (as such term is defined by Rule 10b-1 of the 1940 Act).

BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the fund and placing the fund’s securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the board of trustees. The Adviser seeks best execution for a fund taking into account various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided - viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the board of trustees will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser will not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker-dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear. Research services and products may be useful to the Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

The fund may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, the fund generally intends to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

The brokerage commissions paid by the following fund for the three most recent fiscal years were as follows:

	Fiscal Year Ended December 31,
	2017	2018	2019
Global Luxury Goods Fund	$225,150	$234,387	$223,707

During the fiscal year ended December 31, 2019, the fund paid approximately $187,176 in brokerage commissions to firms that provided research services to the Adviser. These trades involved approximately $162,771,066 in principal value.

TRADE AGGREGATION AND ALLOCATION PROCEDURES

The Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Adviser may aggregate client (including the fund) purchase or sale orders and may also aggregate orders for the Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Adviser’s Procedures are designed to ensure that each of the Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant to the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the fund’s ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using securities, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such “in kind” purchase, the following conditions will apply:

1.	The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid.

2.	Securities of the same issuer must already exist in the fund’s portfolio.

3.	The securities must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the NYSE, or NASDAQ-AMEX.

4.	Any securities so acquired by the fund shall not comprise over 5% of the fund’s net assets at the time of such exchange.

5.	No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States.

6.	The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an “in kind” purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under federal and state law of making such an “in kind” purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

REDEMPTION IN KIND. The Declaration of Trust permits the right to redeem fund shares in cash or in kind. However, the Global Luxury Goods Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of these funds solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

FEDERAL INCOME TAXES

TAXATION OF THE FUND – IN GENERAL

The fund has elected and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. If a fund so qualifies, it will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders.

In order to qualify as a regulated investment company, a fund must satisfy the following requirements:

●	distribute each taxable year at least the sum of (i) 90% of the fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The fund intends to distribute substantially all of such income each year (“Distribution Requirement”);

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“Gross Income Test”);

●	satisfy the following asset diversification test at the close of each quarter of the fund’s tax year: (1) at least 50% of the value of the fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the fund has not invested more than 5% of the value of the fund’s total assets in securities of an issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“Asset Value Test”).

The requirements for qualification as a regulated investment company may significantly limit the extent to which a fund may invest in some investments, including certain commodity exchange-traded funds and commodity-linked investments.

If for any taxable year, a fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Gross Income Test or Asset Value Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

For investors that hold their fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the fund’s after-tax performance. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the fund may cause such investors to be subject to increased U.S. withholding taxes.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUND’S INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains for an unlimited period. The fund’s capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for the fund, as of December 31, 2019, are as follows:

No Expiration
Fund	Short-Term	Long-Term	Total
Global Luxury Goods	–	–	–

A fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year. A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

A fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund’s income for purposes of the Gross Income Test and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss.

The fund may retain or distribute to shareholders its net capital gain for each taxable year. The fund currently intends to distribute net capital gains. If the fund elects to retain its net capital gain, the fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the fund elects to retain its net capital gain, it is expected that the fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such fund shares. Return of capital distributions can occur for a number of reasons including, among others, the fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

For federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest earned by the fund for federal income tax purposes, whether or not any income is actually received, and therefore, is subject to the Distribution Requirement. Because a fund will not receive a cash payment of interest, in order to satisfy the Distribution Requirement, a fund may have to sell other securities at a time when it might otherwise have continued to hold them. Original issue discount with respect to tax-exempt obligations generally will be excluded from a fund’s taxable income, although such discount will be included in gross income for purposes of the Gross Income Test. Original issue discount is accrued and added to the adjusted tax basis of the securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined based on a constant yield to maturity, which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount. In addition, to the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently under the original issue discount rules even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

Debt securities may be purchased by a fund at a discount that exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This discount represents market discount for federal income tax purposes. To the extent that a fund purchases debt securities (including tax exempt bonds) at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will generally be treated as taxable interest income to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to defer the deduction of part or all of any net direct interest expense incurred to purchase or carry any debt security (other than a tax exempt obligation) having market discount, unless the fund makes the election to include market discount in income currently.

The fund may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund’s adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, reduces the fund’s basis in the securities, and, generally, must be amortized under a constant yield method.

A fund’s investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Gross Income Test nor qualifying assets for purposes of satisfying the Asset Value Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities and certain ETFs or be forced to sell other investments to generate income due to the Gross Income Test. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Value Test or Gross Income Test, which, in general, are limited to those due to reasonable cause and not willful neglect.

If a fund owns shares in a foreign corporation that is a PFIC for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. federal income tax on part of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a PFIC will not lead to any deduction or credit to the fund or any shareholder. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs., a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time to make the elections discussed below.

Rather than being taxed on PFIC income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, the fund may be required to include its share of the PFIC’s ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the Distribution Requirement even if the fund did not receive any income to distribute. In addition, another election may be available that would involve marking-to-market the fund’s shares in a PFIC at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the PFIC rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund’s intention to qualify annually as a regulated investment company may limit its options with respect to shares in a PFIC.

A fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund’s losses and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement for avoiding income and excise taxes.

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The amount of any realized gain or loss on closing out options on certain stock indices will result in a capital gain or loss for federal income tax purposes. Such options held by a fund at the end of each fiscal year on a broad-based stock index generally are treated under the Code as “Section 1256 contracts” and will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts. Any gains or losses on these Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to- market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A fund’s investments in REITs may result in the fund’s receipt of cash in excess of the REIT’s earnings; if the fund distributes these amounts, these distributions could constitute a return of capital to fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends- received deduction and generally will not constitute qualified dividend income (see “Taxation of the Shareholder” below). The fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code), which generally includes certain cooperatives, government entities, and tax-exempt organizations not subject to UBTI is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

TAXATION OF THE SHAREHOLDER

Shareholders will be subject to federal income taxes on distributions made by a fund whether received in cash or additional shares of the fund. Distributions of net investment income, other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income to the extent of the fund’s earnings and profits. Additionally, any net short-term capital gain in excess of any net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of “qualified dividend income,” as such term is defined in section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at the rates applicable to long-term capital gain (currently 20%), without regard to how long a shareholder has held shares of the fund. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code described below are satisfied. Generally, however, dividends received on most REITs and on stocks of foreign issuers that are held by a fund are not eligible for the dividends-received deduction when distributed to the fund’s corporate shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund’s shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradeable on an established securities market in the United States) or (b) treated as a PFIC.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividend on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Distributions by a fund will result in a reduction in the net asset value of fund shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. The gain or loss will generally be long-term if the shares were held more than one year and short-term if the shares were held less than one year. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized. All or a portion of any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 24% on reportable payments, including dividends (which includes exempt-interest dividends), capital gain distributions and the proceeds of sales or other dispositions of the fund’s shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and make certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends reported by the fund to shareholders as paid from its net long-term capital gains, other than long- term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

In general, exempt-interest dividends reported by the fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Generally, dividends reported by the fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Ordinary dividends paid by the fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the fund expects that neither gain on the sale or redemption of fund shares nor fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

Transfers by gift of shares of the fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non- U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign tax.

Under FATCA, the fund will be required to withhold a 30% tax on income dividends paid by the fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

TAX BASIS REPORTING

A fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the fund will calculate it using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. For additional information regarding the fund’s available cost basis reporting methods, including its default method, please contact the fund. If you hold your fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the fund if you intend to utilize a method other than the fund’s default method for covered shares. If you do not notify the fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The fund will compute and report the cost basis of your fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the fund is not required to, and in many cases the fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the fund.

CURRENCY FLUCTUATIONS - “SECTION 988” GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues income or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sale of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by a fund may create “straddles” for U.S. federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. A fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the Distribution Requirement.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

Under the Code, if more than 50% of the value of a fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to “pass-through” to the fund’s shareholders the amount of such foreign income and withholding taxes paid by the fund. If the fund makes such an election and obtains a refund of foreign taxes paid by the fund in a prior year, the fund may be eligible to reduce the amount of foreign taxes reported by the fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. A shareholder then will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. federal income taxes, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that year and, if so, such notification will include the shareholder’s proportionate share of foreign source income and foreign taxes paid.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to “passive income,” which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and statement of additional information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

FUND ACCOUNTANT AND ADMINISTRATOR

Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101 serves as fund accountant and administrator for the fund.

CUSTODIAN

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, 02110, serves as custodian for the fund. With respect to funds that own foreign securities, Brown Brothers Harriman & Co. may hold securities of the fund outside the United States pursuant to sub-custody arrangements separately approved by the Trust.

TRANSFER AGENT

Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101, serves as transfer agent for the fund.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2019, are hereby incorporated by reference from the fund’s Annual Report to Shareholders dated December 31, 2019. A copy of the financial statements will be provided, free of charge, upon request to Apex Fund Services, c/o U.S. Global Investors Funds, P.O. Box 588, Portland, Maine 04112, or 1-800-873-8637.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust. The independent registered public accounting firm audits and reports on the fund’s annual financial statements, reviews certain regulatory reports and the fund’s federal income tax returns, and may perform other professional accounting, auditing, tax, and advisory services to the extent approved by the Audit Committee of the Trust. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust and to the independent trustees of the Trust.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a)	Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(b)	By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	1. Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2. Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated August 14, 2014, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).

3. Amended Administrative Services Agreement with U.S. Global Investors, Inc., dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

4. Addendum to Expense Limitation Agreement dated May 1, 2013, incorporated by reference to Post-Effective Amendment No. 135 filed April 28, 2020 (EDGAR Accession No. 0001398344-20-008645).

5. Addendum dated July 1, 2020 to Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, filed herein.

6. Amendment dated July 1, 2020 to Administrative Services Agreement with U.S. Global Investors, Inc., dated December 9, 2015, filed herein.

(e)	1. Distribution Agreement with Foreside Fund Services, LLC dated December 10, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

2. Amended and Restated Shareholder Servicing Agreement, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

3. Distribution Agreement with Foreside Fund Services, LLC, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

4. First Amendment dated July 1, 2020 to Distribution Agreement with Foreside Fund Services, LLC, filed herein.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	1. Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

2. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

3. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

4. Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

5. Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

6. Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

7. Amendment dated July 1, 2020 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., filed herein.

(h)	1. Transfer Agent Servicing Agreement, dated September 5, 2013, between Registrant and U.S. Bancorp Fund Services, LLC, incorporated by reference to the N-14 filed October 24, 2013 (EDGAR Accession No. 0001104659-13-077689).

2. Administration Agreement dated August 14, 2014 between Registrant and SEI Investments Global Funds Services, incorporated by reference to Post-Effective Amendment No. 122 filed April 30, 2015 (EDGAR Accession No. 0001104659-15-032332).

3. Amended and Restated Services Agreement between Registrant, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

4. Shareholder Services Plan dated December 9, 2015, as amended March 23, 2017, incorporated by reference to Post-Effective Amendment No. 127 filed April 28, 2017 (EDGAR Accession No. 0001398344-17-005412).

5. Amended Appendix dated July 1, 2020 to Services Agreement between Registrant, Atlantic Fund Administration (d/b/a Apex Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, filed herein.

(i)	None.

(j)	Consent of BBD, LLP, filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	1. Amended Distribution Plan, dated March 4, 2010, incorporated by reference to Post-Effective Amendment 107 filed April 30, 2010 (EDGAR Accession No. 0001104659-10-02438).

2. Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

3. Distribution Plan dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

(n)	1. Multi-Class and Expense Allocation Policy dated June 24, 2020, filed herein.

(o)	Powers of Attorney, dated December 9, 2015, incorporated by reference to Post-Effective Amendment No. 124 filed February 29, 2016 (EDGAR Accession No. 0001398344-16-010373).

(p)	1. U.S. Global Investors Funds Code of Ethics, incorporated by reference to Post-Effective Amendment 125 filed April 29, 2016 (EDGAR Accession No. 0001398344-16-012463).

2. U.S. Global Investors, Inc. Code of Ethics dated March 21, 2018, as revised December 4, 2019, incorporated by reference to Post-Effective Amendment No. 135 filed April 28, 2020 (EDGAR Accession No. 0001398344-20-008645).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “Principal Holders of Securities.”

ITEM 30. INDEMNIFICATION

Under the Registrant’s Agreement and Declaration of Trust, Article IX :

Section 9.02 Indemnification of trustees, officers and employees.

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is, or has been, a trustee or an officer, or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate series (out of assets belonging to that series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof (ii) as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been finally adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement not involving a final adjudication (as provided for in paragraph (b)(i)), unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A)by the court or other body approving the settlement; (B) by at least a majority of those trustees who neither are interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section may be paid by the Trust or series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or series if it ultimately is determined that he is not entitled to indemnification under this Section ; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section

Section 9.03. Indemnification of shareholders. In case any shareholder or former shareholder of any series shall be held to be personally liable solely by reason of his being or having been a shareholder of such series and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall assume, upon request by the shareholder, the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the Series.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant’s investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled “Fund Management” in the Prospectus and “Investment Advisory Services” in the Statement of Additional Information.

ITEM 32. PRINCIPAL UNDERWRITERS

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AIM ETF Products Trust
6.	AlphaCentric Prime Meridian Income Fund
7.	American Century ETF Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions
9.	Amplify ETF Trust
10.	ARK ETF Trust
11.	Bluestone Community Development Fund (f/k/a The 504 Fund)
12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
13.	Brand Value ETF, Series of ETF Series Solutions
14.	Bridgeway Funds, Inc.
15.	Brinker Capital Destinations Trust
16.	Calamos Convertible and High Income Fund
17.	Calamos Convertible Opportunities and Income Fund
18.	Calamos Global Total Return Fund
19.	Carlyle Tactical Private Credit Fund
20.	Center Coast Brookfield MLP & Energy Infrastructure Fund
21.	Cliffwater Corporate Lending Fund
22.	CornerCap Group of Funds
23.	Davis Fundamental ETF Trust
24.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
25.	Defiance Quantum ETF, Series of ETF Series Solutions
26.	Direxion Shares ETF Trust
27.	Eaton Vance NextShares Trust
28.	Eaton Vance NextShares Trust II
29.	EIP Investment Trust
30.	Ellington Income Opportunities Fund
31.	EntrepreneurShares Series Trust
32.	Esoterica Thematic Trust
33.	Evanston Alternative Opportunities Fund
34.	EventShares U.S. Legislative Opportunities ETF, Series of Listed Funds Trust

35.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
36.	Fiera Capital Series Trust
37.	FlexShares Trust
38.	Forum Funds
39.	Forum Funds II
40.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
41.	GraniteShares ETF Trust
42.	Guinness Atkinson Funds
43.	Infinity Core Alternative Fund
44.	Innovator ETFs Trust
45.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
46.	Ironwood Institutional Multi-Strategy Fund LLC
47.	Ironwood Multi-Strategy Fund LLC
48.	IVA Fiduciary Trust
49.	John Hancock Exchange-Traded Fund Trust
50.	Manor Investment Funds
51.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
52.	Morningstar Funds Trust
53.	OSI ETF Trust
54.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
55.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
56.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
57.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
58.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
59.	Pacific Global ETF Trust
60.	Palmer Square Opportunistic Income Fund
61.	Partners Group Private Income Opportunities, LLC
62.	PENN Capital Funds Trust
63.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
64.	Plan Investment Fund, Inc.
65.	PMC Funds, Series of Trust for Professional Managers
66.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
67.	Quaker Investment Trust
68.	Renaissance Capital Greenwich Funds
69.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
70.	RMB Investors Trust (f/k/a Burnham Investors Trust)
71.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
72.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
73.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
74.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
75.	Salient MF Trust
76.	SharesPost 100 Fund
77.	Six Circles Trust
78.	Sound Shore Fund, Inc.
79.	Strategy Shares
80.	Syntax ETF Trust
81.	Tactical Income ETF, Series of Collaborative Investment Series Trust
82.	The Chartwell Funds
83.	The Community Development Fund
84.	The Relative Value Fund
85.	Third Avenue Trust

86.	Third Avenue Variable Series Trust
87.	Tidal ETF Trust
88.	TIFF Investment Program
89.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
90.	Timothy Plan International ETF, Series of The Timothy Plan
91.	Timothy Plan US Large/Mid Cap Core ETF
92.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
93.	Transamerica ETF Trust
94.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
95.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
96.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
97.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
98.	TrueShares AI & Deep Learning Fund, Series of Listed Funds Trust
99.	TrueShares ESG Active Opportunities Fund, Series of Listed Funds Trust
100.	U.S. Global Investors Funds
101.	Variant Alternative Income Fund
102.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
103.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
104.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
105.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
106.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
107.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
108.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
109.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
110.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
111.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
112.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
113.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
114.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
115.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
116.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
117.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
118.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
119.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
120.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
121.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
122.	Vivaldi Opportunities Fund
123.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
124.	WisdomTree Trust
125.	WST Investment Trust
126.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the registrant are kept at the registrant’s office located at Three Canal Plaza, Suite 600, Portland, Maine. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian for U.S. Global Investors Funds are maintained at 50 Post Office Square, Boston, Massachusetts 02110. All accounts and records maintained by Atlantic Shareholder Services, LLC as transfer agent, and by Apex Fund Services as fund accountant and administrator for U.S. Global Investors Funds are maintained at Three Canal Plaza, Suite 600, Portland, Maine.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of Portland, State of Maine, on this 1st day of July, 2020.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Jessica Chase
Jessica Chase
President, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ David Tucker*		July 1, 2020
David Tucker	Trustee

/s/ Mark D. Moyer*		July 1, 2020
Mark D. Moyer	Trustee

/s/ Jennifer Brown-Strabley*		July 1, 2020
Jennifer Brown-Strabley	Trustee

/s/ Jessica Chase		July 1, 2020
Jessica Chase	Trustee

*BY:	/s/ Zachary Tackett
Zachary Tackett
Attorney-in-Fact under Power of Attorney Dated
December 9, 2015

Exhibit List

(d)(5)	Addendum dated July 1, 2020 to Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, filed herein.
(d)(6)	Amendment dated July 1, 2020 to Administrative Services Agreement with U.S. Global Investors, Inc., dated December 9, 2015, filed herein.
(e)(4)	First Amendment dated July 1, 2020 to Distribution Agreement with Foreside Fund Services, LLC, filed herein.
(g)(7)	Amendment dated July 1, 2020 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., filed herein.
(h)(5)	Amended Appendix dated July 1, 2020 to Services Agreement between Registrant, Atlantic Fund Administration (d/b/a Apex Fund Services) and Atlantic Shareholder Services, LLC, dated December 9, 2015, as amended March 24, 2016, December 8, 2016, and March 23, 2017, filed herein.
(j)	Consent of BBD, LLP, filed herein.
(n)(1)	Multi-Class and Expense Allocation Policy dated June 24, 2020, filed herein.